                                                                 EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS'

The Board of Directors
Texas Biotechnology Corporation:

We hereby consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                           /s/  KPMG PEAT MARWICK LLP


Houston, Texas
April 8, 1997